Exhibit 99.1

Old National Bancorp One Main Street Evansville, IN 47708 oldnational.com	Media: Kathy A. Schoettlin (812) 465-7269 Investors: Lynell J. Walton (812) 464-1366

Old National reports record 3rd quarter net income of $51.3 million, a 30.4% increase from a year ago

Evansville, Ind. (October 22, 2018)

Old National Bancorp (NASDAQ: ONB) reports record 3Q18 net income of $51.3 million, diluted EPS of $0.34. Adjusted1 net income of $52.4 million, or $0.34 per share.

CEO COMMENTARY:

“Our record earnings for the quarter were highlighted by positive operating leverage, a modest increase in core deposit costs, stable credit, and a continued focus on expense control,” stated Chairman and CEO Bob Jones. “We were also pleased to see a 21% increase in year-over-year adjusted pre-provision net revenue. While loan balances were stable for the quarter, our loan pipeline at quarter-end remained strong. These strong 3rd quarter results position Old National very well for continued growth.”

THIRD-QUARTER HIGHLIGHTS2:

Net Income	• Net income of $51.3 million, an increase of 30.4% from third quarter of 2017
• Earnings per share of $0.34, an increase of 17.2% from third quarter of 2017

Net Interest Income/NIM	• Net interest income on a fully taxable equivalent basis was $133.6 million, down 0.9%
• Net interest margin on a fully taxable equivalent basis was 3.51% compared to 3.55%

Operating Performance	• Pre-provision net revenue[1] (“PPNR”) was $60.2 million
• Adjusted PPNR[1] was $70.9 million, up 8.1%
• Noninterest expense was $119.4 million
• Adjusted noninterest expense[1] was $108.4 million, compared to $114.5 million
• Efficiency ratio[1] was 64.71%
• Adjusted efficiency ratio[1] was 58.67%, a 251-basis point improvement from third quarter of 2017

Loans and Credit Quality	• End-of-period total loans[3] were $11,314.0 million compared to $11,321.8 million
• End-of-period commercial and industrial loans were $2,949.3 million compared to $2,962.9 million
• Third quarter total commercial production was $455.2 million; September 30 pipeline was $1.7 billion
• Provision for loan losses of $0.8 million compared to $2.4 million in the second quarter
• Net charge-offs were $1.7 million, or 0.06% annualized, compared to net recoveries of $0.8 million
• Non-performing loans were 1.47% of total loans compared to 1.38%

Capital Returns	• Return on average equity was 9.28%
• Return on average tangible common equity[1] was 16.10%
• Adjusted return on average tangible common equity[1] was 16.42%

Notable Items	• $1.7 million in merger/integration charges and a $0.1 million net gain in branch actions
• $9.2 million in tax credit amortization
• Footprint rationalization continues with the pending sale of 10 branches, expected to close October 26, 2018

[1]	Non-GAAP financial measure that Management believes is useful in evaluating the financial results of the Company – please refer to the Non-GAAP reconciliations contained in this release
[2]	Comparisons are on a linked-quarter basis, unless otherwise noted
[3]	Includes loans held for sale

RESULTS OF OPERATIONS

Old National Bancorp reported record third-quarter 2018 net income of $51.3 million, or $0.34 per diluted share.

Included in the third quarter were pre-tax charges of $1.7 million for merger and integration and a $0.1 million net gain for branch actions. Excluding these items from the current quarter and netting out securities gains, Old National would have reported net income of $52.4 million, or $0.34 per share.

As was previously disclosed, Old National entered into a branch purchase and assumption agreement for the sale of 10 Old National branches in Wisconsin to Marine Credit Union of La Crosse, Wisconsin. The sale is expected to close October 26, 2018.

LOANS

Period-end pipeline remains strong; quarterly balances stable.

•	Period-end total loans decreased slightly to $11,314.0 million at September 30, 2018 from $11,321.8 million at June 30, 2018.

•	Third quarter commercial loan production was $455.2 million, while period-end pipeline totaled $1.7 billion.

•	On average, total loans in the third quarter were $11,291.7 million, up from $11,262.0 million in the second quarter of 2018.

•	Average total loans increased $29.7 million, or 1.1% annualized.

•	Average commercial and industrial loan growth was $55.0 million, or 7.7% on an annualized basis.

DEPOSITS

A low-cost core deposit franchise continues to be one of Old National’s strengths.

•	Period-end total deposits increased to $12,598.2 million at September 30, 2018, from $12,596.4 million at June 30, 2018.

•	On average, total deposits in the third quarter were $12,597.8 million, down from the $12,650.8 million in the second quarter of 2018.

NET INTEREST INCOME AND MARGIN

Controlled deposit costs and higher levels of interest collected on nonaccruals benefited both net interest income and margin in the third quarter.

•

Net interest income decreased to $130.8 million in the third quarter of 2018 from $132.0 million in the second quarter of 2018, primarily the result of a smaller balance sheet and slightly lower accretion income.

•	The net interest margin on a fully taxable equivalent basis decreased 4 basis points to 3.51% compared to 3.55% in the second quarter of 2018.

•

Accretion income was $7.3 million, or 19 basis points of net interest margin, in the third quarter of 2018 compared to $11.5 million, or 30 basis points of net interest margin, in the second quarter of 2018. In the third quarter of 2018, accretion income was just 4.1% of adjusted total revenue.

•	The cost of total deposits rose 7 basis points to 0.36% in the third quarter of 2018 while the cost of total interest-bearing deposits rose 8 basis points to 0.49%.

CREDIT QUALITY

Exceptional credit quality remains a hallmark of the Old National franchise.

•	Asset quality remained strong with net charge-offs in the third quarter of $1.7 million, or 0.06% of total average loans, and 30-89 day delinquencies of 0.35%.

•	Provision expense for the third quarter was $0.8 million, reflected limited growth in the commercial portfolio this quarter, stable credit in the organic book, and improvement in acquired loan grades.

•	Non-performing loans as a percentage of total loans was 1.47%.

•

In accordance with current accounting practices, the loans acquired from recent acquisitions were recorded at fair value with no allowance recorded at the acquisition date. As of September 30, 2018, the remaining discount on these acquired loans was $103.1 million.

•	The allowance for loan losses was $52.7 million, or 0.47% of total loans at September 30, 2018.

NONINTEREST INCOME

Noninterest income declined compared to second quarter and demonstrated normal seasonal patterns in several fee income businesses.

•	Total noninterest income for the third quarter of 2018 was $46.0 million, a decrease of $3.3 million from the second quarter of 2018.

•	Included in noninterest income in the second quarter was a gain of $2.2 million from the sale of Old National’s student loan portfolio.

•	Higher capital markets income (up $1.8 million) was offset by seasonal declines in mortgage banking revenue (down $0.8 million) and wealth management fees (down $0.7 million).

•	Securities gains were $0.1 million, down $1.4 million from the second quarter of 2018.

NONINTEREST EXPENSE

Third quarter results demonstrated continued discipline with respect to expense management, helping to drive positive operating leverage1.

•

Noninterest expense for the third quarter of 2018 was $119.4 million and included $1.7 million in merger and integration charges, $0.1 million in branch action charges, and $9.2 million in tax credit amortization.

•	Excluding these items, adjusted noninterest expense for the third quarter was $108.4 million, compared to the $114.5 million in adjusted noninterest expense in the second quarter of 2018.

•	Adjusted operating leverage[1] was +434 basis points in the third quarter compared to a year ago.

•	The third quarter efficiency ratio was 64.71%, while the adjusted efficiency ratio was 58.67%.

INCOME TAXES

•	On a fully taxable-equivalent basis, income tax expense in the third quarter was $8.1 million, resulting in a 13.6% FTE tax rate.

CAPITAL

Strong quarterly earnings drove capital ratios higher.

•	At the end of the third quarter, total risk-based capital was 12.1% and regulatory tier 1 capital was 11.1%.

•	Tangible common equity to tangible assets was 8.08% at the end of the third quarter compared to 7.98% in the second quarter of 2018.

NON-GAAP RECONCILIATIONS

($ in millions, except EPS, shares in 000s)	3Q18	Adjustments[4]	Adjusted 3Q18
Total Revenues (FTE)	$179.6	($0.3)	$179.3
Less: Provision for Loan Losses	(0.8)	—	(0.8)
Less: Noninterest Expenses	(119.4)	1.8	(117.6)
Income before Income Taxes (FTE)	$59.4	$1.5	$60.9
Income Taxes	(8.1)	(0.4)	(8.5)
Net Income	$51.3	$1.1	$52.4
Average Shares Outstanding	152,784	—	152,784
Earnings Per Share	$0.34	$0.0	$0.34

[4]	Tax-effect calculations use the 2018 statutory FTE tax rates (federal + state)

($ in millions)	3Q18	2Q18
Net Interest Income	$130.8	$132.0
FTE Adjustment	2.8	2.8
Net Interest Income (FTE)	$133.6	$134.8
Average Earning Assets	$15,213.4	$15,176.7
Net Interest Margin (FTE)	3.51%	3.55%

($ in millions)	3Q18	2Q18
Net Interest Income	$130.8	$132.0
FTE Adjustment	2.8	2.8
Net Interest Income (FTE)	$133.6	$134.8
Total Noninterest Income	$46.0	$49.3
Noninterest Expense	119.4	130.5
Pre-Provision Net Revenue	$60.2	$53.6
Less: Securities Gains	(0.1)	(1.5)
Less: Gain on Student Loan Sale	—	(2.2)
Less: Gain on Branch Actions	(0.2)	(0.3)
Add: Merger and Integration Charges	1.7	2.5
Add: Branch Action Charges and Severance	.1	1.6
Add: Amortization of Tax Credit Investments	9.2	11.9
Adjusted Pre-Provision Net Revenue	$70.9	$65.6

($ in millions)	3Q18	2Q18	3Q17
Noninterest Expense	$119.4	$130.5	$103.7
Less: Merger and Integration Charges	(1.7)	(2.5)	(0.4)
Less: Branch Action Charges, Severance, Foundation Funding and Client Experience Initiative Charges	(.1)	(1.6)	(4.3)
Noninterest Expense less Charges	$117.6	$126.4	$99.0
Less: Amortization of Tax Credit Investments	(9.2)	(11.9)	—
Adjusted Noninterest Expense	$108.4	$114.5	$99.0
Less: Intangible Amortization	(3.3)	(3.4)	(2.6)
Adjusted Noninterest Expense Less Intangible Amortization	$105.1	$111.1	$96.4
Net Interest Income	$130.8	$132.0	$108.5
FTE Adjustment	2.8	2.8	5.6
Net Interest Income (FTE)	$133.6	$134.8	$114.1
Total Noninterest Income	$46.0	$49.3	$46.4
Total Revenue (FTE)	$179.6	$184.1	$160.5
Less: Securities Gains	(0.1)	(1.5)	(3.0)
Less: Gain on Student Loan Sale	—	(2.2)	—
Less: Gain on Branch Actions	(0.2)	(0.3)	—
Adjusted Total Revenue (FTE)	$179.3	$180.1	$157.5
Efficiency Ratio	64.71%	69.58%	64.17%
Adjusted Efficiency Ratio	58.67%	61.68%	61.18%
Operating Leverage[5] (basis points)	(322)
Adjusted Operating Leverage[6] (basis points)	434

[5]	Year-over-year basis point change in noninterest expenses plus change in total revenue
[6]	Year-over-year basis point change in adjusted noninterest expense plus change in adjusted total revenue

($ in millions)	3Q18	2Q18
Net Income (Loss)	$51.3	$44.0
Add: Intangible Amortization (net of tax7)	2.6	2.7
Tangible Net Income (Loss)	$53.9	$46.7
Less: Securities Gains (net of tax7)	(0.1)	(1.1)
Less: Gain on Sale of Student Loans (net of tax7)	—	(1.7)
Add: Merger & Integration Charges (net of tax7)	1.3	1.9
Add: Branch Action Charges (net of gains) and Severance (net of tax7)	(0.1)	1.0
Adjusted Tangible Net Income (Loss)	$55.0	$46.8
Average Total Shareholders’ Equity	$2,212.7	$2,183.6
Less: Average Goodwill	(828.8)	(828.8)
Less: Average Intangibles	(43.7)	(47.1)
Average Tangible Shareholders’ Equity	$1,340.2	$1,307.7
Return on Average Tangible Common Equity	16.10%	14.28%
Adjusted Return on Average Tangible Common Equity	16.42%	14.32%

[7]	Tax-effect calculations use the 2018 statutory FTE tax rates (federal + state)

CONFERENCE CALL AND WEBCAST

Old National will host a conference call and live webcast at 7:00 a.m. Central Time on Monday, October 22, 2018, to review third-quarter 2018 financial results. The live audio web cast of the call, along with the corresponding presentation slides, will be available on the Company’s Investor Relations web page at oldnational.com and will be archived there for 12 months. A replay of the call will also be available from 10:00 a.m. Central Time on October 22 through November 5. To access the replay, dial 1-855-859-2056, Conference ID Code 8898768.

ABOUT OLD NATIONAL

Old National Bancorp (NASDAQ: ONB) is the holding company of Old National Bank. Headquartered in Evansville with $17.6 billion in assets, it is a top 100 U.S. bank, the largest Indiana-based bank and has been recognized as a World’s Most Ethical Company by the Ethisphere Institute for seven consecutive years. For nearly 185 years, Old National has been a community bank committed to building long-term, highly valued relationships with clients. With locations in Indiana, Kentucky, Michigan, Minnesota and Wisconsin, Old National provides retail and commercial banking services along with comprehensive wealth management, investment and capital markets services. For information and financial data, please visit Investor Relations at oldnational.com.

USE OF NON-GAAP FINANCIAL MEASURES

This earnings release contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Old National’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables of this release.

FORWARD-LOOKING STATEMENT

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of Old National Bancorp’s (“Old National’s”) financial condition, results of operations, asset and credit quality trends and profitability. Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: expected cost savings, synergies and other financial benefits from the merger with Klein that might not be realized within the expected timeframes and costs or difficulties relating to integration matters might be greater than expected; market, economic, operational, liquidity, credit and interest rate risks associated with Old National’s business; competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); ability of Old National to execute its business plan; changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities or unfavorable resolutions of litigations; disruptive technologies in payment systems and other services traditionally provided by banks; computer hacking and other cybersecurity threats; other matters discussed in this press release; and other factors identified in our Annual Report on Form 10-K and other periodic filings with the SEC. These forward-looking statements are made only as of the date of this press release, and Old National does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this press release.

Financial Highlights (unaudited)

($ and shares in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2018	2018	2017	2018	2017
Income Statement
Net interest income	$130,842	$131,963	$108,478	$391,377	$318,612
Provision for loan losses	750	2,446	311	3,576	2,013
Noninterest income	45,957	49,289	46,366	137,151	138,557
Noninterest expense	119,376	130,460	103,702	366,993	308,404
Net income	51,348	44,001	39,372	143,332	114,218

Per Common Share Data (Diluted)
Net income available to common shareholders	$0.34	$0.29	$0.29	$0.94	$0.84
Average diluted shares outstanding	152,784	152,568	135,796	152,616	135,693
Book value	14.58	14.44	14.07	14.58	14.07
Stock price	19.30	18.60	18.30	19.30	18.30
Dividend payout ratio	38%	45%	43%	41%	46%
Tangible common book value (1)	8.86	8.70	9.02	8.86	9.02

Performance Ratios
Return on average assets	1.18%	1.01%	1.05%	1.10%	1.02%
Return on average common equity	9.28%	8.06%	8.31%	8.74%	8.18%
Return on average tangible common equity (1)	16.10%	14.28%	13.58%	15.40%	13.59%
Net interest margin (FTE)	3.51%	3.55%	3.52%	3.51%	3.48%
Efficiency ratio (2)	64.71%	69.58%	64.17%	66.74%	64.29%
Net charge-offs (recoveries) to average loans	0.06%	-0.03%	0.05%	0.01%	0.02%
Allowance for loan losses to ending loans	0.47%	0.48%	0.53%	0.47%	0.53%
Non-performing loans to ending loans	1.47%	1.38%	1.46%	1.47%	1.46%

Balance Sheet
Total loans	$11,292,659	$11,295,629	$9,398,124	$11,292,659	$9,398,124
Total assets	17,567,759	17,482,990	15,065,800	17,567,759	15,065,800
Total deposits	12,598,200	12,596,376	10,606,784	12,598,200	10,606,784
Total borrowed funds	2,576,039	2,530,104	2,411,111	2,576,039	2,411,111
Total shareholders’ equity	2,220,680	2,200,215	1,906,823	2,220,680	1,906,823

Capital Ratios (1)
Risk-based capital ratios (EOP):
Tier 1 common equity	11.1%	10.9%	11.7%	11.1%	11.7%
Tier 1	11.1%	10.9%	12.0%	11.1%	12.0%
Total	12.1%	11.9%	12.5%	12.1%	12.5%
Leverage ratio (to average assets)	8.6%	8.3%	8.8%	8.6%	8.8%

Total equity to assets (averages)	12.69%	12.54%	12.65%	12.55%	12.53%
Tangible common equity to tangible assets	8.08%	7.98%	8.50%	8.08%	8.50%

Nonfinancial Data
Full-time equivalent employees	2,554	2,683	2,592	2,554	2,592
Number of branches	182	183	188	182	188

(1)	See “Non-GAAP Measures” table.
(2)

Efficiency ratio is defined as noninterest expense before amortization of intangibles as a percent of FTE net interest income and noninterest revenues, excluding net gains from securities transactions. This presentation excludes amortization of intangibles and net securities gains, as is common in other company releases, and better aligns with true operating performance.

FTE - Fully taxable equivalent basis                EOP - End of period actual balances

Income Statement (unaudited)

($ and shares in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2018	2018	2017	2018	2017
Interest income	$155,369	$153,736	$123,525	$456,811	$360,202
Less: interest expense	24,527	21,773	15,047	65,434	41,590

Net interest income	130,842	131,963	108,478	391,377	318,612
Provision for loan losses	750	2,446	311	3,576	2,013

Net interest income after provision for loan losses	130,092	129,517	108,167	387,801	316,599

Wealth management fees	9,022	9,746	8,837	27,794	27,515
Service charges on deposit accounts	11,028	10,765	10,535	32,552	30,418
Debit card and ATM fees	4,706	5,080	4,248	14,651	12,920
Mortgage banking revenue	4,348	5,189	5,104	13,729	14,516
Investment product fees	5,073	5,066	5,193	15,170	15,186
Capital markets income	2,700	896	1,843	4,094	5,621
Company-owned life insurance	2,958	2,430	2,022	7,993	6,288
Other income	5,986	8,586	5,570	18,702	18,407
Gains (losses) on sales of securities	135	1,494	2,972	2,417	7,547
Gains (losses) on derivatives	1	37	42	49	139

Total noninterest income	45,957	49,289	46,366	137,151	138,557

Salaries and employee benefits	63,158	66,592	57,783	193,929	171,953
Occupancy	12,578	12,873	11,670	38,731	34,343
Equipment	3,652	3,728	3,485	10,945	10,062
Marketing	3,406	3,962	2,646	11,065	9,369
Data processing	8,628	9,724	7,696	26,752	23,530
Communication	2,473	2,772	2,163	8,309	6,865
Professional fees	3,235	2,923	4,589	8,888	11,317
Loan expenses	1,564	1,843	1,542	5,151	4,866
Supplies	707	903	547	2,332	1,720
FDIC assessment	2,722	3,161	2,197	8,528	6,814
Other real estate owned expense	157	196	511	702	2,635
Amortization of intangibles	3,283	3,416	2,641	10,308	8,442
Amortization of tax credit investments	9,233	11,858	—	21,807	—
Other expense	4,580	6,509	6,232	19,546	16,488

Total noninterest expense	119,376	130,460	103,702	366,993	308,404

Income before income taxes	56,673	48,346	50,831	157,959	146,752
Income tax expense	5,325	4,345	11,459	14,627	32,534

Net income	$51,348	$44,001	$39,372	$143,332	$114,218

Diluted Earnings Per Share
Net income	$0.34	$0.29	$0.29	$0.94	$0.84

Average Common Shares Outstanding
Basic	151,930	151,878	135,120	151,844	135,040
Diluted	152,784	152,568	135,796	152,616	135,693

Common shares outstanding at end of period	152,352	152,351	135,523	152,352	135,523

Balance Sheet (unaudited)

($ in thousands)

	September 30,	June 30,	September 30,
	2018	2018	2017
Assets
Federal Reserve Bank account	$65,878	$43,889	$32,333
Money market investments	5,859	10,359	17,382
Investments:
Treasury and government-sponsored agencies	690,709	647,058	582,051
Mortgage-backed securities	1,640,254	1,588,120	1,458,385
States and political subdivisions	1,099,535	1,110,087	1,095,975
Other securities	496,199	503,920	451,082

Total investments	3,926,697	3,849,185	3,587,493

Loans held for sale, at fair value	21,384	26,198	30,221
Loans:
Commercial	2,949,277	2,962,895	2,049,054
Commercial and agriculture real estate	4,481,554	4,451,772	3,370,211
Consumer:
Home equity	498,325	488,038	477,100
Other consumer loans	1,197,300	1,238,951	1,382,639

Subtotal of commercial and consumer loans	9,126,456	9,141,656	7,279,004
Residential real estate	2,166,203	2,153,973	2,119,120

Total loans	11,292,659	11,295,629	9,398,124

Total earning assets	15,312,477	15,225,260	13,065,553

Allowance for loan losses	(52,713)	(53,660)	(50,169)
Non-earning Assets:
Cash and due from banks	215,024	219,626	202,652
Premises and equipment, net	450,253	449,304	412,488
Goodwill and other intangible assets	870,938	874,221	684,253
Company-owned life insurance	405,245	405,492	356,897
Net deferred tax assets	94,667	90,187	137,951
Loan servicing rights	24,336	24,303	24,900
Other real estate owned and repossessed personal property	3,563	3,729	10,259
Other assets	243,969	244,528	221,016

Total non-earning assets	2,307,995	2,311,390	2,050,416

Total assets	$17,567,759	$17,482,990	$15,065,800

Liabilities and Equity
Noninterest-bearing demand deposits	$3,588,370	$3,600,793	$3,034,696
Interest-bearing:
Checking and NOW accounts	3,011,544	3,054,302	2,539,233
Savings accounts	2,920,712	3,026,110	2,932,488
Money market accounts	1,185,439	1,090,621	648,378
Other time deposits	1,667,055	1,648,390	1,337,156

Total core deposits	12,373,120	12,420,216	10,491,951
Brokered CD’s	225,080	176,160	114,833

Total deposits	12,598,200	12,596,376	10,606,784

Federal funds purchased and interbank borrowings	450,031	175,044	317,021
Securities sold under agreements to repurchase	319,831	347,511	285,409
Federal Home Loan Bank advances	1,554,515	1,757,308	1,589,367
Other borrowings	251,662	250,241	219,314

Total borrowed funds	2,576,039	2,530,104	2,411,111
Accrued expenses and other liabilities	172,840	156,295	141,082

Total liabilities	15,347,079	15,282,775	13,158,977

Common stock, surplus, and retained earnings	2,300,610	2,266,918	1,941,020
Accumulated other comprehensive income (loss), net of tax	(79,930)	(66,703)	(34,197)

Total shareholders’ equity	2,220,680	2,200,215	1,906,823

Total liabilities and shareholders’ equity	$17,567,759	$17,482,990	$15,065,800

Average Balance Sheet and Interest Rates (unaudited)

($ in thousands)

	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2018			June 30, 2018			September 30, 2017
	Average	Income (1)/	Yield/	Average	Income (1)/	Yield/	Average	Income (1)/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets:
Money market and other interest-earning investments	$35,928	$140	1.54%	$51,724	$117	0.91%	$32,755	$85	1.03%
Investments:
Treasury and government-sponsored agencies	685,919	3,748	2.19%	648,778	3,387	2.09%	585,354	2,844	1.94%
Mortgage-backed securities	1,595,630	9,381	2.35%	1,588,140	8,904	2.24%	1,456,034	7,235	1.99%
States and political subdivisions	1,103,347	10,110	3.67%	1,118,395	10,591	3.79%	1,103,721	13,065	4.73%
Other securities	500,837	4,116	3.29%	507,646	3,909	3.08%	453,782	3,043	2.68%

Total investments	3,885,733	27,355	2.82%	3,862,959	26,791	2.77%	3,598,891	26,187	2.91%

Loans: (2)
Commercial	2,928,744	33,381	4.46%	2,873,781	32,527	4.48%	2,021,614	20,731	4.01%
Commercial and agriculture real estate	4,465,105	57,377	5.03%	4,449,839	57,251	5.09%	3,298,435	43,646	5.18%
Consumer:
Home equity	495,161	6,070	4.86%	492,151	6,076	4.95%	479,492	5,065	4.19%
Other consumer loans	1,215,583	11,263	3.68%	1,268,670	11,591	3.66%	1,384,057	12,242	3.51%

Subtotal commercial and consumer loans	9,104,593	108,091	4.71%	9,084,441	107,445	4.74%	7,183,598	81,684	4.51%
Residential real estate loans	2,187,130	22,536	4.12%	2,177,587	22,208	4.08%	2,144,478	21,190	3.95%

Total loans	11,291,723	130,627	4.56%	11,262,028	129,653	4.57%	9,328,076	102,874	4.35%

Total earning assets	$15,213,384	$158,122	4.11%	$15,176,711	$156,561	4.11%	$12,959,722	$129,146	3.95%

Less: Allowance for loan losses	(53,734)			(51,493)			(51,130)

Non-earning Assets:
Cash and due from banks	$205,446			$205,617			$233,017
Other assets	2,068,469			2,086,822			1,845,612

Total assets	$17,433,565			$17,417,657			$14,987,221

Interest-Bearing Liabilities:
Checking and NOW accounts	$3,026,289	$1,180	0.15%	$3,097,635	$969	0.13%	$2,570,321	$544	0.08%
Savings accounts	2,974,147	2,119	0.28%	3,036,936	1,777	0.23%	2,934,445	1,289	0.17%
Money market accounts	1,153,906	1,254	0.43%	1,103,177	702	0.26%	661,635	142	0.09%
Other time deposits	1,669,039	5,780	1.37%	1,615,527	4,813	1.20%	1,347,095	2,800	0.82%

Total interest-bearing deposits	8,823,381	10,333	0.46%	8,853,275	8,261	0.37%	7,513,496	4,775	0.25%
Brokered CD’s	178,283	856	1.90%	194,801	878	1.81%	119,707	350	1.16%

Total interest-bearing deposits and CD’s	9,001,664	11,189	0.49%	9,048,076	9,139	0.41%	7,633,203	5,125	0.27%

Federal funds purchased and interbank borrowings	238,514	1,191	1.98%	140,471	647	1.85%	220,918	655	1.18%
Securities sold under agreements to repurchase	352,998	535	0.60%	332,599	434	0.52%	315,285	280	0.35%
Federal Home Loan Bank advances	1,624,661	8,880	2.17%	1,713,832	8,824	2.07%	1,506,606	6,618	1.74%
Other borrowings	250,255	2,732	4.37%	249,291	2,729	4.38%	219,241	2,369	4.32%

Total borrowed funds	2,466,428	13,338	2.15%	2,436,193	12,634	2.08%	2,262,050	9,922	1.74%

Total interest-bearing liabilities	$11,468,092	$24,527	0.85%	$11,484,269	$21,773	0.76%	$9,895,253	$15,047	0.61%

Noninterest-Bearing Liabilities
Demand deposits	$3,596,159			$3,602,732			$3,049,503
Other liabilities	156,614			147,052			146,271
Shareholders’ equity	2,212,700			2,183,604			1,896,194

Total liabilities and shareholders’ equity	$17,433,565			$17,417,657			$14,987,221

Net interest rate spread			3.26%			3.35%			3.34%

Net interest margin (FTE)			3.51%			3.55%			3.52%

FTE adjustment		$2,753			$2,825			$5,621

(1)	Interest income is reflected on a fully taxable equivalent basis (FTE).
(2)	Includes loans held for sale.

Average Balance Sheet and Interest Rates (unaudited)

($ in thousands)

	Nine Months Ended			Nine Months Ended
	September 30, 2018			September 30, 2017
	Average	Income (1)/	Yield/	Average	Income (1)/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets:
Money market and other interest-earning investments	$51,284	$347	0.90%	$29,172	$171	0.78%
Investments:
Treasury and government-sponsored agencies	666,015	10,559	2.11%	567,403	8,422	1.98%
Mortgage-backed securities	1,605,324	27,805	2.31%	1,484,132	22,643	2.03%
States and political subdivisions	1,141,827	31,179	3.64%	1,119,846	40,047	4.77%
Other securities	489,465	11,694	3.19%	448,544	8,738	2.60%

Total investments	3,902,631	81,237	2.78%	3,619,925	79,850	2.94%

Loans: (2)
Commercial	2,854,691	94,114	4.35%	1,949,921	59,171	4.00%
Commercial and agriculture real estate	4,436,576	170,414	5.07%	3,237,053	123,800	5.04%
Consumer:
Home equity	496,365	17,834	4.80%	476,729	14,560	4.08%
Other consumer loans	1,276,727	34,994	3.66%	1,399,040	35,890	3.43%

Subtotal commercial and consumer loans	9,064,359	317,356	4.68%	7,062,743	233,421	4.42%
Residential real estate loans	2,180,416	66,216	4.05%	2,137,982	63,712	3.97%

Total loans	11,244,775	383,572	4.52%	9,200,725	297,133	4.28%

Total earning assets	$15,198,690	$465,156	4.06%	$12,849,822	$377,154	3.90%

Less: Allowance for loan losses	(52,070)			(50,927)

Non-earning Assets:
Cash and due from banks	$203,421			$209,752
Other assets	2,081,615			1,861,261

Total assets	$17,431,656			$14,869,908

Interest-Bearing Liabilities:
Checking and NOW accounts	$3,063,636	$2,969	0.13%	$2,599,696	$1,511	0.08%
Savings accounts	3,020,955	5,239	0.23%	2,949,412	3,655	0.17%
Money market accounts	1,138,679	2,502	0.29%	684,346	437	0.09%
Other time deposits	1,615,896	14,493	1.20%	1,336,729	7,704	0.77%

Total interest-bearing deposits	8,839,166	25,203	0.38%	7,570,183	13,307	0.24%
Brokered CD’s	182,720	2,380	1.74%	113,111	925	1.09%

Total interest-bearing deposits and CD’s	9,021,886	27,583	0.41%	7,683,294	14,232	0.25%

Federal funds purchased and interbank borrowings	213,362	2,855	1.79%	192,343	1,433	1.00%
Securities sold under agreements to repurchase	342,797	1,328	0.52%	325,230	870	0.36%
Federal Home Loan Bank advances	1,671,211	25,484	2.04%	1,460,293	17,947	1.64%
Other borrowings	249,464	8,184	4.37%	219,097	7,108	4.33%

Total borrowed funds	2,476,834	37,851	2.04%	2,196,963	27,358	1.66%

Total interest-bearing liabilities	$11,498,720	$65,434	0.76%	$9,880,257	$41,590	0.56%

Noninterest-Bearing Liabilities
Demand deposits	$3,587,453			$2,985,386
Other liabilities	157,859			141,616
Shareholders’ equity	2,187,624			1,862,649

Total liabilities and shareholders’ equity	$17,431,656			$14,869,908

Net interest rate spread			3.30%			3.34%

Net interest margin (FTE)			3.51%			3.48%

FTE adjustment		$8,345			$16,952

(1)	Interest income is reflected on a fully taxable equivalent basis (FTE).
(2)	Includes loans held for sale.

Asset Quality (EOP) (unaudited)

($ in thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2018	2018	2017	2018	2017
Beginning allowance for loan losses	$53,660	$50,381	$50,986	$50,381	$49,808

Provision for loan losses	750	2,446	311	3,576	2,013

Gross charge-offs	(4,261)	(3,054)	(2,821)	(10,000)	(9,440)
Gross recoveries	2,564	3,887	1,693	8,756	7,788

Net (charge-offs) recoveries	(1,697)	833	(1,128)	(1,244)	(1,652)

Ending allowance for loan losses	$52,713	$53,660	$50,169	$52,713	$50,169

Net charge-offs (recoveries) / average loans (1)	0.06%	-0.03%	0.05%	0.01%	0.02%

Average loans outstanding (1)	$11,284,531	$11,257,585	$9,320,868	$11,239,549	$9,194,396

EOP loans outstanding (1)	11,292,659	$11,295,629	$9,398,124	$11,292,659	$9,398,124

Allowance for loan losses / EOP loans (1)	0.47%	0.48%	0.53%	0.47%	0.53%

Underperforming Assets:
Loans 90 Days and over (still accruing)	$980	$1,575	$879	$980	$879

Non-performing loans:
Nonaccrual loans (2)	148,816	139,082	119,256	148,816	119,256
Renegotiated loans	17,547	17,139	17,886	17,547	17,886

Total non-performing loans	166,363	156,221	137,142	166,363	137,142

Foreclosed properties	3,563	3,729	10,259	3,563	10,259

Total underperforming assets	$170,906	$161,525	$148,280	$170,906	$148,280

Classified and Criticized Assets:
Nonaccrual loans (2)	148,816	139,082	119,256	148,816	119,256
Substandard accruing loans	107,257	109,051	89,389	107,257	89,389
Loans 90 days and over (still accruing)	980	1,575	879	980	879

Total classified loans - “problem loans”	$257,053	$249,708	$209,524	$257,053	$209,524

Other classified assets	3,070	3,149	7,526	3,070	7,526
Criticized loans - “special mention loans”	181,165	154,891	130,197	181,165	130,197

Total classified and criticized assets	$441,288	$407,748	$347,247	$441,288	$347,247

Non-performing loans / EOP loans (1)	1.47%	1.38%	1.46%	1.47%	1.46%

Allowance to non-performing loans (3)	32%	34%	37%	32%	37%

Under-performing assets / EOP loans (1)	1.51%	1.43%	1.58%	1.51%	1.58%

EOP total assets	$17,567,759	$17,482,990	$15,065,800	$17,567,759	$15,065,800

Under-performing assets / EOP assets	0.97%	0.92%	0.98%	0.97%	0.98%

EOP - End of period actual balances

(1)	Excludes loans held for sale.
(2)	Includes renegotiated loans totaling $29.9 million at September 30, 2018, $34.0 million at June 30, 2018, and $43.7 million at September 30, 2017.
(3)

Includes acquired loans that were recorded at fair value in accordance with ASC 805 at the date of acquisition. As such, the credit risk was incorporated in the fair value recorded and no allowance for loan losses was recorded on the acquisition date.

Non-GAAP Measures (unaudited)

($ in thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2018	2018	2017	2018	2017
Actual End of Period Balances
GAAP shareholders’ equity	$2,220,680	$2,200,215	$1,906,823	$2,220,680	$1,906,823

Deduct:
Goodwill	828,804	828,804	655,018	828,804	655,018
Intangibles	42,134	45,417	29,235	42,134	29,235

	870,938	874,221	684,253	870,938	684,253

Tangible shareholders’ equity	$1,349,742	$1,325,994	$1,222,570	$1,349,742	$1,222,570

Average Balances
GAAP shareholders’ equity	$2,212,700	$2,183,604	$1,896,194	$2,187,624	$1,862,649

Deduct:
Goodwill	828,804	828,804	655,018	828,585	655,018
Intangibles	43,685	47,052	30,502	47,249	33,242

	872,489	875,856	685,520	875,834	688,260

Average tangible shareholders’ equity	$1,340,211	$1,307,748	$1,210,674	$1,311,790	$1,174,389

Actual End of Period Balances
GAAP assets	$17,567,759	$17,482,990	$15,065,800	$17,567,759	$15,065,800

Add:
Trust overdrafts	118	46	45	118	45

Deduct:
Goodwill	828,804	828,804	655,018	828,804	655,018
Intangibles	42,134	45,417	29,235	42,134	29,235

	870,938	874,221	684,253	870,938	684,253

Tangible assets	$16,696,939	$16,608,815	$14,381,592	$16,696,939	$14,381,592

Risk-weighted assets	$12,715,665	$12,648,732	$10,495,407	$12,715,665	$10,495,407

GAAP net income	$51,348	$44,001	$39,372	$143,332	$114,218

Add:
Amortization of intangibles (net of tax)	2,593	2,699	1,717	8,143	5,487

Tangible net income	$53,941	$46,700	$41,089	$151,475	$119,705

Tangible Ratios
Return on tangible common equity	15.99%	14.09%	13.44%	14.96%	13.06%
Return on average tangible common equity	16.10%	14.28%	13.58%	15.40%	13.59%
Return on tangible assets	1.29%	1.12%	1.14%	1.21%	1.11%
Tangible common equity to tangible assets	8.08%	7.98%	8.50%	8.08%	8.50%
Tangible common equity to risk-weighted assets	10.61%	10.48%	11.65%	10.61%	11.65%
Tangible common book value (1)	8.86	8.70	9.02	8.86	9.02

Tangible common equity presentation includes other comprehensive income as is common in other company releases.

(1)	Tangible common shareholders’ equity divided by common shares issued and outstanding at period-end.

Tier 1 capital	$1,409,775	$1,371,918	$1,254,790	$1,409,775	$1,254,790

Deduct:
Trust Preferred Securities (2)	—	—	45,000	—	45,000
Additional Tier 1 capital deductions	—	—	(13,498)	—	(13,498)

	—	—	31,502	—	31,502

Tier 1 common equity	$1,409,775	$1,371,918	$1,223,288	$1,409,775	$1,223,288

Risk-weighted assets	12,715,665	12,648,732	10,495,407	12,715,665	10,495,407

Tier 1 common equity to risk-weighted assets	11.09%	10.85%	11.66%	11.09%	11.66%

(2)	Trust Preferred Securities are now included in Tier 2 capital as a result of exceeding the $15 billion asset threshold from the

Anchor-Minnesota acquisition.